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                                                                    EXHIBIT 23.2


                        Consent of Independent Auditors


We consent to the use of our report dated March 13, 1998 with respect to the consolidated financial statements of BGS Systems, Inc., included in the Annual Report, as amended, on Form 10-K/A of BMC Software, Inc. for the year ended March 31, 1998.


                                                  /s/ ERNST & YOUNG LLP

                                                  ERNST & YOUNG LLP


Boston, Massachusetts
February 18, 1999